Exhibit 10.12a

FIRST AMENDMENT TO SENIOR SECURED

TERM LOAN AGREEMENT

This First Amendment to Senior Secured Term Loan Agreement (this “Amendment”), made as of October 30, 2007 among CALIFORNIA COASTAL COMMUNTIES, INC., a Delaware corporation (“Borrower”), the undersigned Guarantors, KEYBANK NATIONAL ASSOCIATION, a national banking association (“KeyBank”), the other financial institutions which are or may become lender parties to the Loan Agreement (each individually a “Lender” and collectively, the “Lenders”), and KEYBANK NATIONAL ASSOCIATION, a national banking association, as Agent for the Lenders (the “Agent”).

W I T N E S S E T H:

WHEREAS, the parties entered into that certain $125,000,000 Senior Secured Term Loan Agreement dated as of September 15, 2006 (the “Loan Agreement”); and

WHEREAS, Borrower has requested that certain terms of the Loan Agreement be modified and amended as hereinafter set forth; and

WHEREAS, the Lenders and the Agent have agreed to such amendments as set forth herein and subject to the terms and conditions set forth herein; and

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree that all capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Loan Agreement, and further agree as follows:

1.             Amendment to Section 1 of Loan Agreement

a.             Section 1.1 of the Loan Agreement, Definitions, is hereby modified and amended by deleting the existing definition of EBITDA in its entirety and inserting in lieu thereof the following:

“EBITDA. For any period, the sum of the amounts for such period of Borrower’s Net Income on a Consolidated basis, plus (i) charges against income for foreign, federal, state and local taxes, plus (ii) Interest Expense, plus (iii) depreciation, plus (iv) amortization expense, including, without limitation, amortization of goodwill and other intangible assets, plus (v) any non-cash or extraordinary losses or charges, minus (vi) any non-cash or extraordinary gains.”

2.             Amendment to Section 9 of Loan Agreement.

a.             Section 9.2 of the Loan Agreement, Tangible Net Worth, is hereby modified and amended by changing “$100,000,000” to “$80,000,000” effective as of and following September 30, 2007.

b.             Section 9.4 of the Loan Agreement, Minimum EBITDA/Interest Incurred, is hereby deleted in its entirety and the following substituted in lieu thereof:

“9.4  Minimum EBITDA/Interest Incurred. Borrower shall maintain on a rolling four quarters basis (i) commencing as of September 30, 2008, a minimum ratio of EBITDA to Interest Incurred equal to or greater than 1.00:1.00; (ii) commencing as of December 31, 2008, a minimum ratio of EBITDA to Interest Incurred equal to or greater than 2.00:1.00; and (iii) commencing as of June 30, 2009 and for each Fiscal Quarter thereafter, a minimum ratio of EBITDA to Interest Incurred equal to or greater than 2.50:1.00.”

3.             No other Amendments. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided above, operate as an amendment or waiver of any right, power or remedy of Agent or Lenders under the Loan Agreement or any of the other Loan Documents, nor constitute an amendment or waiver of any provision of the Loan Agreement or any of the other Loan Documents. Except for the amendments and waiver expressly set forth above, the text of the Loan Agreement and all other Loan Documents shall remain unchanged and in full force and effect and Borrower hereby ratifies and confirms its obligations thereunder. This Amendment shall not constitute a modification of the Loan Agreement or a course of dealing with Agent or Lenders at variance with the Loan Agreement such as to require further notice by Agent or Lenders to require strict compliance with the terms of the Loan Agreement and the other Loan Documents in the future.

4.             Conditions of Effectiveness. This Amendment shall become effective as of the date hereof when, and only when, Agent, on behalf of Lenders, shall have received, in form and substance satisfactory to it, the following:

a.             Counterparts of this Amendment duly executed by Borrower, the Guarantors and the Majority Lenders; and

b.             Payment of all reasonable and documented expenses incurred by Agent in connection with the execution and delivery of this Amendment, together with fees and actually incurred expenses of Agent’s counsel with respect to this Amendment and other post-closing matters through the date of this Amendment.

5.             Representations and Warranties. Each of Borrower and the Guarantors represents and warrants as follows:

a.             The execution, delivery and performance by Borrower and each such Guarantor of this Amendment and the Loan Documents, as amended hereby, are within each such party’s legal powers, have been duly authorized by all necessary member action and do not contravene (i) Borrower’s or any such Guarantor’s organizational documents, respectively, or (ii) any law or contractual restriction binding on or affecting such Person;

b.             Except for approvals which have been obtained, no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body, is required for the due execution, delivery and performance by Borrower or any

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Guarantor of this Amendment or any of the Loan Documents, as amended hereby, to which such Person is or will be a party;

c.             This Amendment and each of the other Loan Documents, as amended hereby, to which Borrower and each Guarantor is a party, respectively, constitute legal, valid and binding obligations of each such party, enforceable against such Person in accordance with their respective terms, provided that enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws affecting enforcement of creditor’s rights generally; and

d.             No Default or Event of Default is existing.

6.             Reference to and Effect on the Loan Documents. Upon the effectiveness of this Amendment, on and after the date hereof each reference in the Loan Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Loan Agreement, and each reference in the other Loan Documents to the “Loan Agreement,” “thereunder,” “thereof” or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as amended hereby.

7.             Costs, Expenses and Taxes. Borrower agrees to pay on demand all reasonable out-of-pocket expenses of Agent actually incurred in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of Agent’s counsel with respect thereto and with respect to advising Agent as to its rights and responsibilities hereunder and thereunder.

8.             Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of California, without regard to the conflict of laws principles thereof.

9.             Loan Document. This Amendment shall be deemed to be a Loan Document for all purposes.

10.           Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

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IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as a sealed instrument the date first set forth above.

BORROWER:

CALIFORNIA COASTAL COMMUNITIES, INC., a Delaware corporation

By:	/s/ Raymond J. Pacini
Name:	Raymond J. Pacini
Its:	Chief Executive Officer

[SEAL]

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Signature page for First Amendment to Senior Secured Term Loan Agreement

GUARANTORS:

SIGNAL LANDMARK HOLDINGS INC., a Delaware corporation

By:	/s/ Raymond J. Pacini
Name:	Raymond J. Pacini
Its:	Chief Executive Officer

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

Signature page for First Amendment to Senior Secured Term Loan Agreement

SIGNAL LANDMARK, a California corporation

By:	/s/ Raymond J. Pacini
Name:	Raymond J. Pacini
Its:	Chief Executive Officer

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HEARTHSIDE HOLDINGS, INC., a Delaware corporation

By:	/s/ Raymond J. Pacini
Name:	Raymond J. Pacini
Its:	Chief Executive Officer

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HEARTHSIDE HOMES, INC., a California corporation

By:	/s/ Raymond J. Pacini
Name:	Raymond J. Pacini
Its:	Chief Executive Officer

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

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HHI CHANDLER, LLC, a California limited liability company

By: Hearthside Homes, Inc., its managing member

By:	/s/ Raymond J. Pacini
Name:	Raymond J. Pacini
Its:	Chief Executive Officer

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HHI CHINO II, LLC, a California limited liability company

By: Hearthside Homes, Inc., its managing member

By:	/s/ Raymond J. Pacini
Name:	Raymond J. Pacini
Its:	Chief Executive Officer

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HHI CROSBY, LLC, a California limited liability company

By: Hearthside Homes, Inc., its managing member

By:	/s/ Raymond J. Pacini
Name:	Raymond J. Pacini
Its:	Chief Executive Officer

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HHI HELLMAN, LLC, a California limited liability company

By: Hearthside Homes, Inc., its managing member

By:	/s/ Raymond J. Pacini
Name:	Raymond J. Pacini
Its:	Chief Executive Officer

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HHI LANCASTER I, LLC, a California limited liability company

By: Hearthside Homes, Inc., its managing member

By:	/s/ Raymond J. Pacini
Name:	Raymond J. Pacini
Its:	Chief Executive Officer

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Signature page for First Amendment to Senior Secured Term Loan Agreement

HHI SENECA, LLC, a California limited liability company

By: Hearthside Homes, Inc., its managing member

By:	/s/ Raymond J. Pacini
Name:	Raymond J. Pacini
Its:	Chief Executive Officer

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

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AGENT:

KEYBANK NATIONAL ASSOCIATION, a national banking association, as the Agent

By:	/s/ Andrew K. McKown
Name:	Andrew K. McKown
Its:	Vice President

[SEAL]

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LENDERS:

KEYBANK NATIONAL ASSOCIATION, a national banking association, as a Lender

By:	/s/ Andrew K. McKown
Name:	Andrew K. McKown
Its:	Vice President

[SEAL]

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WACHOVIA BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Kurt Huisman
Name:	Kurt Huisman
Its:	Vice President

[SEAL]

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LASALLE BANK, N.A., a national banking association, as a Lender

By:	/s/ Donald G. Adams
Name:	Donald G. Adams
Its:	First Vice President

[SEAL]

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PREFERRED BANK, as a Lender

By:	/s/ Erika Chi
Name:	Erika Chi
Its:	Senior Vice President

[SEAL]

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GUARANTY BANK, as a Lender

By:	/s/ Kent Newberry
Name:	Kent Newberry
Its:	Senior Vice President

[SEAL]

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VAN KAMPEN SENIOR INCOME TRUST, as a Lender

By:	Van Kampen Asset Management
Its:

By:	/s/ Philip Yarrow
Name:	Philip Yarrow
Its:	Vice President

[SEAL]

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VAN KAMPEN SENIOR LOAN FUND, as a Lender

By:	Van Kampen Asset Management

By:	/s/ Philip Yarrow
Name:	Philip Yarrow
Its:	Vice President

[SEAL]

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MORGAN STANLEY PRIME INCOME TRUST, as a Lender

By:	/s/ Robert P. Drobny
Name:	Robert P. Drobny
Its:	Vice President

[SEAL]

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GRAND BANK, as a Lender

By:	/s/ Chris Jones
Name:	Chris Jones
Its:	Chief Executive Officer

[SEAL]

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COMERICA BANK, as a Lender

By:	/s/ Anthony Lopilato
Name:	Anthony Lopilato
Its:	Sr. Vice President – Western Market

[SEAL]

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Signature page for First Amendment to Senior Secured Term Loan Agreement

FRANKLIN BANK, SSB, as a Lender

By:	/s/ Susan Conrad
Name:	Susan Conrad
Its:	Sr. Vice President

[SEAL]

[END OF SIGNATURES]

Signature page for First Amendment to Senior Secured Term Loan Agreement